                           FOURTH AMENDMENT AGREEMENT

         THIS FOURTH AMENDMENT AGREEMENT ("Amendment") is made effective as of the 12th day of March, 1999, by and among OGLEBAY NORTON COMPANY, formerly known as Oglebay Norton Holding Company, a Delaware corporation ("Borrower"), as assignee of ON Marine Services Company, formerly known as Oglebay Norton Company ("Original Borrower"), the banking institutions listed on Schedule 1 to the Credit Agreement, as hereinafter defined ("Banks"), and KEYBANK NATIONAL ASSOCIATION, as agent for the Banks ("Agent"):

         WHEREAS, Original Borrower, Agent and the Banks entered into a certain Credit Agreement dated as of May 15, 1998, as amended, and as it may from time to time be further amended, restated or otherwise modified, which provides, among other things, for loans, letters of credit, and other financial accommodations aggregating Two Hundred Fifteen Million Dollars ($215,000,000), all upon certain terms and conditions stated therein ("Credit Agreement");

         WHEREAS, Original Borrower and its Subsidiaries were restructured such that Original Borrower became a Subsidiary of Borrower and Borrower, pursuant to the terms of the Assignment and Assumption Agreement dated as of March 5, 1999, assumed the benefits and obligations of Original Borrower under the Credit Agreement and certain of the other Loan Documents;

         WHEREAS, Borrower has requested that Agent and the Banks amend the Credit Agreement to increase the amount of the credit facility to Two Hundred Thirty-Two Million Dollars ($232,000,000) and to modify certain other provisions thereof;

         WHEREAS, Borrower has informed Agent and the Banks that Borrower intends to sell certain assets of Global Stone Port Inland, Inc.;


         WHEREAS, Borrower has informed Agent and the Banks that Borrower intends to sell certain assets of Global Stone Detroit Lime Company;


         WHEREAS, Borrower has informed Agent and the Banks that Borrower intends to acquire substantially all of the assets of W.S. Frey Company, a Virginia corporation ("W.S. Frey");

         WHEREAS, Borrower, Agent and the Banks desire to amend the Credit Agreement to modify certain provisions thereof; and

         WHEREAS, each term used herein shall be defined in accordance with the Credit Agreement;

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained and for other valuable considerations, Borrower, Agent and the Banks hereby agree as follows:

         1. Article I of the Credit Agreement is hereby amended to delete the definition of "Total Commitment Amount" in its entirety and to substitute in place thereof the following:

       "Total Commitment Amount" shall mean the principal amount of Two
       Hundred Thirty-Two Million Dollars ($232,000,000) (or such lesser amount as shall be determined pursuant to Section 2.5 hereof).

         2. The Credit Agreement is hereby amended to delete Section 5.23 in its entirety and to insert in place thereof the following:

         SECTION 5.23. CAPITAL DISTRIBUTIONS. Borrower will not pay or commit itself to pay Capital Distributions in excess of the aggregate sum of(a) Five Million Dollars ($5,000,000) during Borrower's fiscal year ending December 31, 1998, and (b) Ten Million Dollars ($10,000,000) during each fiscal year of Borrower thereafter.

         3. Borrower has informed Agent and the Banks that Borrower intends to sell a certain limestone terminal owned by Global Stone Port Inland, Inc. and located in Michigan (the "Port Inland Assets") and either all of the assets of or all of the stock in Global Stone Detroit Lime Company (the "Detroit Lime Assets"). Borrower has requested that Agent and the Banks consent to the sale of the Port Inland Assets and the Detroit Lime Assets and that Agent and the Banks waive any violation of Section 5.12(e) as a result of such sales. Agent and the Banks hereby consent to the sale of the Port Inland Assets and the Detroit Lime Assets and grant such waiver on the condition that after giving effect to this Amendment, no Unmatured Event of Default or Event of Default exists, or immediately thereafter would exist, under the Credit Agreement. This Amendment shall serve as evidence of such consent and waiver and, upon request of Borrower, Agent, on behalf of the Banks, shall release any Lien of Agent and the Banks on the Port Inland Assets or the Detroit Lime Assets.

         4. Pursuant to Section 5.26 of the Credit Agreement, Borrower has given written notice, and this Amendment shall serve as evidence of such written notice, that in connection with the purchase of substantially all of the assets of W.S. Frey by Borrower or Global Stone Chemstone Corporation, Borrower or Global Stone Chemstone Corporation will acquire Real Property with a fair market value in excess of One Million Dollars ($1,000,000) (the "W.S. Frey Property"). Unless Borrower shall have obtained financing in accordance with the exception set forth in Section 5.8(b) of the Credit Agreement, Borrower shall, within thirty (30) days of the date of the purchase of such assets, execute and deliver to Agent, on behalf of the Banks, a Mortgage and such other documents or agreements as may be deemed necessary or advisable by Agent and the Banks in connection with such Mortgage.

         5. The Credit Agreement is hereby amended to delete Schedule 1 therefrom in its entirety and to substitute in place thereof a new Schedule 1 in the form of Schedule 1 attached hereto.

         6. The Credit Agreement is hereby amended to delete Schedule 3 therefrom in its entirety and to substitute in place thereof a new Schedule 3 in the form of Schedule 3 attached hereto.

         7. The Credit Agreement is hereby amended to delete Exhibit A therefrom in its entirety and to substitute in place thereof a new Exhibit A in the form of Exhibit A attached hereto.

         8. The Credit Agreement is hereby amended to delete Exhibit B therefrom in its entirety and to substitute in place thereof a new Exhibit B in the form of Exhibit B attached hereto.

         9. Concurrently with the execution of this Amendment or, with respect to (c) below, within thirty (30) days of the date of this Amendment, Borrower shall:

         (a) execute and deliver to Agent for delivery to each Bank a new Revolving Credit Note dated as of the date of this Amendment, and such new Revolving Credit Note shall be in the form and substance of Exhibit A attached hereto. After a Bank receives a new Revolving Credit Note, such Bank shall mark its Revolving Credit Note being replaced thereby "Replaced" and return the same to Agent for delivery to Borrower;

         (b) execute and deliver to Agent a new Swing Line Note dated as of the date of this Amendment, and such new Swing Line Note shall be in the form and substance of Exhibit B attached hereto. After Agent receives such new Swing Line Note, Agent shall mark the Swing Line Note being replaced thereby "Replaced" and return the same to Borrower;

         (c) unless excluded pursuant to Section 5.8(b) of the Credit Agreement, execute and deliver to Agent the Mortgage with respect to the W.S. Frey Property and the other items required pursuant to paragraph 4 of this Amendment;

         (d) cause each Pledgor to consent and agree to and acknowledge the terms of this Amendment; and

         (e) pay all legal fees and expenses of Agent in connection with this Amendment.

         10. Borrower hereby represents and warrants to Agent and the Banks that
(a) Borrower has the legal power and authority to execute and deliver this Amendment; (b) the officers executing this Amendment have been duly authorized to execute and deliver the same and bind Borrower with respect to the provisions hereof; (c) the execution and delivery hereof by Borrower and the performance and observance by Borrower of the provisions hereof do not violate or conflict with the organizational agreements of Borrower or any law applicable to Borrower or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against Borrower; (d) no Unmatured Event of Default or Event of Default exists under the Credit Agreement, nor will any occur immediately after the execution and delivery of this Amendment or by the performance or observance of any provision hereof; (e) neither Borrower nor any Pledgor is aware of any claim or offset against, or defense or counterclaim to, any of Borrower's or any Pledgor's obligations or liabilities under the Credit Agreement or any Related Writing; and (f) this Amendment constitutes a valid and binding obligation of Borrower in every respect, enforceable in accordance with its terms.

         11. Each reference that is made in the Credit Agreement or any other writing to the Credit Agreement shall hereafter be construed as a reference to the Credit Agreement as amended hereby. Except as herein otherwise specifically provided, all provisions of the Credit Agreement shall remain in full force and effect and be unaffected hereby. This Amendment is a Related Writing as defined in the Credit Agreement.

         12. Borrower and each Pledgor, by signing below, hereby waives and releases Agent and each of the Banks and their respective directors, officers, employees, attorneys, affiliates and subsidiaries from any and all such claims, offsets, defenses and counterclaims of which Borrower and any Pledgor is aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

         13. This Amendment may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile signature, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

         14. The rights and obligations of all parties hereto shall be governed by the laws of the State of Ohio, without regard to principles of conflicts of laws.

[Remainder of Page Intentionally Left Blank]

         15. JURY TRIAL WAIVER. BORROWER, PLEDGORS, AGENT AND EACH OF THE BANKS WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG BORROWER, AGENT ANT) THE BANKS, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AGREEMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.



OGLEBAY NORTON COMPANY,
formerly known as Oglebay Norton Holding
Company

By:_________
Michael F. Biehi, Treasurer


KEYBANK NATIONAL ASSOCIATION
as Agent and as a Bank

By:
Lawrence A. Mack, Senior Vice President


BANK ONE, NA

THE BANK OF NOVA SCOTIA

By:
Its:


COMERICA BANK

By:
Its:



THE HUNTINGTON NATIONAL BANK

By:
Its:



MELLON BANK, N.A.

By:
Its:



BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION

By:
Its:


HARRIS TRUST AND SAVINGS BANK

By:
Its:

THE CHASE MANHATTAN BANK

By:


Its:

STAR BANK NATIONAL ASSOCIATION

By:
Its:



FLEET BANK, N.A.

By:
Its:


ABN AMRO BANK N.V.,
         PITTSBURGH BRANCH

By:
Its:


FIFTH THIRD BANK OF NORTHEASTERN
OHIO

By:
Its:

          Each of the undersigned consents and agrees to and acknowledges the terms of the foregoing Fourth Amendment Agreement. Each of the undersigned further agrees that the obligations of each of the undersigned pursuant to the Guaranty of Payment and the other Loan Documents executed by each of the undersigned shall remain in full force and effect and be unaffected hereby.

ONCO Investment Company (a Delaware corporation, in its own capacity and as successor by merger to Oglebay Norton Holding Company, an Ohio corporation, and ONCO Investment Company, an Ohio corporation)

ON Marine Services Company (formerly known as Oglebay Norton Company)

Oglebay Norton Industrial Minerals, Inc.

Oglebay Norton Management Company

Oglebay Norton Industrial Sands, Inc.

Colorado Silica Sand, Inc.

Oglebay Norton Terminals, Inc.

Oglebay Norton Engineered Materials, Inc.

Global Stone Corporation (successor by merger to Oglebay Norton
Acquisition Company)

Global Stone Port Inland, Inc.

Moreland Development Company

Western Wisconsin Materials, Inc.

Global Stone (USA) Inc.

Global Stone Tenn Lutrell Company

Global Stone Chemstone Corporation

Global Stone Detroit Lime Company

Global Stone St. Clair, Inc.

Global Stone PenRoc Inc.

Global Stone Filler Products Company




Michael F: Biehl as Treasurer of each of the companies listed above

Texas Mining, LP

By:      Oglebay Norton Industrial Sands, Inc:,
General Partner

By:
Michael F. Biehl, Treasurer

                                                                      SCHEDULE 1


        REVOLVING
         CREDIT
     BANKING INSTITUTION                              COMMITMENT           COMMITMENT             MAXIMUM
                                                      PERCENTAGE             AMOUNT               AMOUNT
KeyBank National Association                         13.95348838%      $  32,372,093.04     $  32,372,093.04
The Bank of Nova Scotia                             11.627906976%      $  26,976,744.19     $  26,976,744.19
Bank of America National Trust and Savings
Association                                          5.581395348%      $  12,948,837.20     $  12,948,837.20
Mellon Bank, N.A                                     7.906976744%      $  18,344,186.06     $  18,344,186.06
Harris Trust and Savings Bank                        5.581395348%      $  12,948,837.20     $  12,948,837.20
Comerica Bank                                        7.906976744%      $  18,344,186.06     $  18,344,186.06
The Huntington National Bank                         7.906976744%      $  18,344,186.06     $  18,344,186.06
                                                    11.627906976%      $  26,976,744.19     $  26,976,744.19
The Chase Manhattan Bank                             5.581395348%      $  12,948,837.20     $  12,948,837.20
Star Bank, National Association                      5.581395348%      $  12,948,837.20     $  12,948,837.20
Fleet Bank, N.A                                      5.581395348%      $  12,948,837.20     $  12,948,837.20
ABN AMRO Bank N.y., Pittsburgh Branch                5.581395348%      $  12,948,837.20     $  12,948,837.20
Fifth Third Bank of Northeastern Ohio                5.581395348%      $  12,948,837.20     $  12,948,837.20
Total Commitment Amount:                                     100%      $    232,000,000     $    232,000,000

SCHEDULE 3

PLEDGORS

         1. ONCO Investment Company (a Delaware corporation, in its own capacity and as successor by merger to Oglebay Norton Holding Company, an Ohio corporation, and ONCO Investment Company, an Ohio corporation)

         2.       ON Marine Services Company (formerly known as Oglebay Norton
                  Company)

         3:       Oglebay Norton Industrial Minerals, Inc:

         4.       Oglebay Norton Management Company

         5.       Oglebay Norton Industrial Sands, Inc.

         6.       Texas Mining, LP

         7.       Colorado Silica Sand, Inc.

         8.       Oglebay Norton Terminals, Inc:

         9:       Oglebay Norton Engineered Materials, Inc:

         10. Global Stone Corporation (successor by merger to Oglebay Norton Acquisition Company)

         11. Global Stone Port Inland, Inc. (formerly known as Oglebay Norton Limestone Company)

         12.      Global Stone (USA) Inc.

         13.      Global Stone Tenn Lutrell Company

         14.      Global Stone Chemstone Corporation

         15.      Global Stone Detroit Lime Company

         16.      Global Stone St. Clair, Inc.

         17.      Global Stone PenRoc Inc.

         18.      Global Stone Filler Products Company

EXHIBIT A

REVOLVING CREDIT NOTE
$_________________                                              Cleveland, Ohio
 As of March 12, 1999


         FOR VALUE RECEIVED, the undersigned, OGLEBAY NORTON COMPANY, formerly known as Oglebay Norton Holding Company, a Delaware corporation ("Borrower"), as assignee of ON Marine Services Company, formerly known as Oglebay Norton Company, promises to pay on the last day of the Commitment Period, as defined in the Credit Agreement (as hereinafter defined), to the order of __________________ ("Bank") at the Main Office of KEYBANK NATIONAL ASSOCIATION, as Agent, 127 Public Square, Cleveland, Ohio 44114-1306 the principal sum of

                                     DOLLARS

or the aggregate unpaid principal amount of all Loans made by Bank to Borrower pursuant to Section 2.1 A of the Credit Agreement, whichever is less, in lawful money of the United States of America. As used herein, "Credit Agreement" means the Credit Agreement dated as of May 15, 1998, among Borrower, the banks named therein and KeyBank National Association, as Agent, as amended and as the same may from time to time be further amended, restated or otherwise modified. Capitalized terms used herein shall have the meanings ascribed to them in the Credit Agreement.

         Borrower also promises to pay interest on the unpaid principal amount of each Loan from time to time outstanding, from the date of such Loan until the payment in full thereof, at the rates per annum which shall be determined in accordance with the provisions of Section 2. 1A of the Credit Agreement: Such interest shall be payable on each date provided for in such Section 2.1A; provided, however, that interest on any principal portion which is not paid when due shall be payable on demand.

         The portions of the principal sum hereof from time to time representing Prime Rate Loans and LIBOR Loans, and payments of principal of any thereof, will be shown on the records of Bank by such method as Bank may generally employ; provided, however, that failure to make any such entry shall in no way detract from Borrower's obligations under this Note.

         If this Note shall not be paid at maturity, whether such maturity occurs by reason of lapse of time or by operation of any provision for acceleration of maturity contained in the Credit Agreement, the principal hereof and the unpaid interest thereon shall bear interest, until paid, at a rate per annum which shall be the Default Rate. All payments of principal of and interest on this Note shall be made in immediately available funds.

         This Note is one of the Revolving Credit Notes referred to in the Credit Agreement. Reference is made to the Credit Agreement for a description of the right of the undersigned to anticipate payments hereof, the right of the holder hereof to declare this Note due prior to its stated maturity, and other terms and conditions upon which this Note is issued.

         Except as expressly provided in the Credit Agreement, Borrower expressly waives presentment, demand, protest and notice of any kind.

         JURY TRIAL WAIVER. BORROWER, AGENT AND EACH OF THE BANKS WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG BORROWER, AGENT AND THE BANKS, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AGREEMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

       OGLEBAY NORTON COMPANY,
formerly known as Oglebay Norton Holding Company

By:__________________________
Michael F. Biehl, Treasurer

                                                                       EXHIBIT B

                                SWING LINE NOTE
$10,000,000                                                      Cleveland, Ohio

As of March 12, 1999

         FOR VALUE RECEIVED, the undersigned, OGLEBAY NORTON COMPANY, formerly known as Oglebay Norton Holding Company, a Delaware corporation ("Borrower"), as assignee of ON Marine Services Company, formerly known as Oglebay Norton Company, promises to pay to the order of KEYBANK NATIONAL ASSOCIATION ("Bank") at the Main Office of KEYBANK NATIONAL ASSOCIATION, as Agent, 127 Public Square, Cleveland, Ohio 44114-1306 the principal sum of

                         TEN MILLION AND 00/100 DOLLARS

or the aggregate unpaid principal amount of all Swing Loans, as defined in the Credit Agreement (as hereinafter defined), made by Bank to Borrower pursuant to
Section 2.1B of the Credit Agreement, whichever is less, in lawful money of the United States of America on the earlier of the last day of the Commitment Period, as defined in the Credit Agreement, or, with respect to each Swing Loan, the Swing Loan Maturity Date applicable thereto. As used herein, "Credit Agreement" means the Credit Agreement dated as of May 15, 1998, among Borrower, the banks named therein and KeyBank National Association, as Agent, as amended and as the same may from time to time be further amended, restated or otherwise modified. Capitalized terms used herein shall have the meanings ascribed to them in the Credit Agreement.

         Borrower also promises to pay interest on the unpaid principal amount of each Swing Loan from time to time outstanding, from the date of such Swing Loan until the payment in full thereof, at the rates per annum which shall be determined in accordance with the provisions of Section 2.1B of the Credit Agreement. Such interest shall be payable on each date provided for in such
Section 2.1B; provided, however, that interest on any principal portion which is not paid when due shall be payable on demand.

         The principal sum hereof from time to time and payments of principal hereof, shall be shown on the records of Bank by such method as Bank may generally employ; provided, however, that failure to make any such entry shall in no way detract from Borrower's obligations under this Note.

         If this Note shall not be paid at maturity, whether such maturity occurs by reason of lapse of time or by operation of any provision for acceleration of maturity contained in the Credit Agreement, the principal hereof and the unpaid interest thereon shall bear interest, until paid, at the Default Rate. All payments of principal of and interest on this Note shall be made in immediately available funds.

         Except as expressly provided in the Credit Agreement, Borrower expressly waives presentment, demand, protest and notice of any kind.

        This Note is the Swing Line Note referred to in the Credit Agreement. Reference is made to the Credit Agreement for a description of the undersigned's payment obligations hereunder, the right of the holder hereof to declare this Note due prior to its stated maturity, and other terms and conditions upon which this Note is issued.

JURY TRIAL WAIVER. BORROWER, AGENT AND EACH OF THE BANKS WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG BORROWER, AGENT AND THE BANKS, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AGREEMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

OGLEBAY NORTON COMPANY,
formerly known as Oglebay Norton Holding Company

By:___________________________
Michael F. Biehl, Treasurer